THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

Supplemental Agreement No. 6 (“SA-6”)

To

Purchase Agreement No. PA-04749

Between

The Boeing Company

And

Hawaiian Airlines, Inc.

Relating to Boeing Model 787 Aircraft
THIS SUPPLEMENTAL AGREEMENT NO. 6 (SA-6), entered into as of December 30, 2022, by and between THE BOEING COMPANY (Boeing) and HAWAIIAN AIRLINES, INC. (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. PA-04749 dated July 18, 2018, (as amended, supplemented or modified from time to time prior to the date hereof, the Purchase Agreement) relating to Boeing Model 787 aircraft (Aircraft);
WHEREAS, Boeing and Customer have agreed, pursuant to the terms of agreement no. 6-1162-AYL-023, to revise the scheduled delivery month of ten (10) 787-9 Aircraft as follows:

Contract Month Prior to SA-6	New Delivery Month Commencing with SA-6
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
P.A. 04749        SA-6

Supplemental Agreement No. 6
to Purchase Agreement No. PA-04749

WHEREAS, Boeing and Customer agree to exercise Purchase Rights for two (2) Boeing model 787-9 aircraft, and to add such purchase right aircraft to the Purchase Agreement as Aircraft (the “Purchase Right Aircraft”).
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The attached “Table of Contents” of the Purchase Agreement deletes and replaces its antecedent “Table of Contents” to reflect the changes made by this Supplemental Agreement No. 6.
2.Table 1 (Aircraft Information Table).
The attached Table 1 to Purchase Agreement No. PA-04749 (denoted with an “SA-6”) deletes and replaces its antecedent “Table 1 to Purchase Agreement No. PA-04749” to reflect the revised scheduled delivery month and two (2) exercised Purchase Right Aircraft.
3.Letter Agreements.
3.1    The attached Letter Agreement HWI-PA-04749-LA-1707961R3 entitled “Flexible Delivery Rights” deletes and replaces its antecedent HWI-PA-04749-LA-1707961R2.
3.2    The attached Letter Agreement HWI-PA-04749-LA-1707966R1 entitled “Advance Payment Matters” deletes and replaces its antecedent HWI-PA-04749-LA-1707966.
3.3    The attached Letter Agreement HWI-PA-04749-LA-1708012R4 entitled “Special Matters” deletes and replaces its antecedent HWI-PA-04749-LA-1708012R3.
3.4    The attached Letter Agreement HWI-PA-04749-LA-1708019R2 entitled “MTOW Program” deletes and replaces its antecedent HWI-PA-04749-LA-1708019R1.
3.5    The attached Letter Agreement HWI-PA-04749-LA-1708022R2 entitled “Cap and Share Escalation Program” deletes and replaces its antecedent HWI-PA-04749-LA-1708022R1.
P.A. 04749        SA-6

Supplemental Agreement No. 6
to Purchase Agreement No. PA-04749

4.     Advance Payments.
Boeing and Customer agree that [***] U.S. Dollars ($[***]) will be payable by Customer as payment obligations in respect of the Purchase Right Aircraft in connection with this SA-6, and such payment will be due on [***].
5.    Effect on Purchase Agreement.
Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.
The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

AGREED AND ACCEPTED on the day and year written above.

THE BOEING COMPANY	HAWAIIAN AIRLINES, INC.

Signature	Signature

Attorney-in-Fact
Title	Title

P.A. 04749        SA-6

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table.............................................................SA-6

EXHIBIT
A.	Aircraft Configuration....................................................................SA-3
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Airframe and Optional Features Escalation Adjustment
BFE1.	BFE Variables.............................................................................SA-4
CS1.	Customer Support Variables
EE1.	Engine Escalation Adjustment, Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. 04749        SA-6

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS

LA-1706513        LA-Performance Guarantees

LA-1707908        LA-Miscellaneous Matters.....................................................................SA-2

LA-1707910        LA-Airworthiness Directive Cost Materials and Labor

LA-1707960        LA-Installation of Cabin Systems Equipment........................................SA-3

LA-1707961R3        LA-Flexible Delivery Rights...................................................................SA-6

LA-1707962        LA-e-Enabling Software Matters-787

LA-1707963        LA-EULA Special Matters

LA-1707964        LA-Liquidated Damages Non-Excusable Delay

LA-1707965        LA-Open Configuration Matters

LA-1707966R1        LA-Advance Payment Matters...............................................................SA-6

LA-1707967        LA-Post-Delivery Software and Data Loading-787

LA-1707969        LA-Spare Parts Initial Provisioning

LA-1708012R4        LA-Special Matters................................................................................SA-6

LA-1708014        LA-Aircraft Model Substitution

LA-1708015R1        LA-Purchase Rights..............................................................................SA-2

LA-1708016        LA-Remedy Block Fuel

P.A. 04749        SA-6

TABLE OF CONTENTS, CONTINUED

LA-1708023        LA-Confidential Matters

P.A. 04749        SA-6

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

HWI-PA-04749-LA-1707961R3

Hawaiian Airlines, Inc.
Honolulu International Airport
PO Box 30008
Honolulu, HI 96820-0008

Subject:    Flexible Delivery Rights

Reference:    Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.Flexible Delivery Rights.
At the time of Supplemental Agreement No. 6 to the Purchase Agreement, Customer and Boeing have agreed to the delivery schedule of twelve (12) Aircraft as described in Table 1. As a condition of the business considerations provided under Supplemental Agreement No. 6, Boeing will provide Customer with [***], as of the date of this Letter Agreement (Flexible Delivery Rights), subject to the following conditions:

1.1[***]:
1.1.1[***].
1.1.2[***].
1.2[***]:
1.2.1[***].
1.2.2[***].
1.3[***].
1.4[***].
                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 1
BOEING PROPRIETARY

2.Written Notice.

Customer must notify Boeing in writing no later than [***] months prior to the [***].

3.Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

HAWAIIAN AIRLINES, INC.

By

Its

                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

HWI-PA-04749-LA-1707966R1

Hawaiian Airlines, Inc.
Honolulu International Airport
PO Box 30008
Honolulu, HI 96820-0008

Subject:    Advance Payment Matters

Reference:    Purchase Agreement No. 04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.Alternative Advance Payment Schedule.

1.1Notwithstanding the Advance Payment Schedule contained in Table 1 of the Purchase Agreement, Customer may pay advance payments, according to the following schedule, for the ten (10) Aircraft on order as of the date of signing the Purchase Agreement, and for [***].

Due Date of Payment                Amount Due per Aircraft
(Percentage times Advance Payment Base Price)

Within [***] of                                [***]%
executing the Purchase Agreement

[***] prior to the first                            [***]%
day of the scheduled delivery
month of the Aircraft

[***] prior to the first                            [***]%
day of the scheduled delivery
month of the Aircraft

[***] prior to the first                            [***]%
day of the scheduled delivery
month of the Aircraft

                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 1
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
[***] prior to the first                            [***]%
day of the scheduled delivery
month of the Aircraft

Total                            [***]%

1.2Notwithstanding the Advance Payment Schedule contained in Table 1 of the Purchase Agreement, for the two (2) Aircraft with [***] added to the Purchase Agreement pursuant to Supplemental Agreement No. 6, Customer will pay advance payments according to the following schedule:

Due Date of Payment                Amount Due per Aircraft
(Percentage times Advance Payment Base Price)

[***]                                    [***]%

[***] prior to the first                            [***]%
day of the scheduled delivery
month of the Aircraft

[***] prior to the first                            [***]%
day of the scheduled delivery
month of the Aircraft

[***] prior to the first                            [***]%
day of the scheduled delivery
month of the Aircraft

Total                            [***]%

2.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
Very truly yours,

THE BOEING COMPANY

By:

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

HAWAIIAN AIRLINES, INC.

By:

Its:

                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

HWI-PA-04749-LA-1708012R4

Hawaiian Airlines, Inc.
Honolulu International Airport
PO Box 30008
Honolulu, HI 96820-0008

Subject:    Special Matters

References:    1) Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 Aircraft (Aircraft);
2) Letter Agreement HWI-PA-04749-LA-1708014 entitled “Aircraft Model Substitution” (Aircraft Model Substitution Letter); and
3) Letter Agreement HWI-PA-04749-LA-1708015R1 entitled “Right to Purchase Additional Aircraft” (Purchase Rights Letter)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.1Credit Memoranda. In consideration of [***], at the time of delivery of each such Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memorandum:

1.1.1[***].

1.2[***]:

1.2.1[***].

1.2.2[***].

1.3Fleet Transition Credit Memoranda. In consideration of [***], Boeing will provide the following credit memoranda:

1.3.1[***].

1.3.2[***]:

1.3.2.1[***].

                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 1
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
1.3.2.2    [***].

1.3.3[***].

1.3.4[***].

1.3.5[***].

1.3.6[***].

1.3.7[***].

1.3.8[***].

1.4Purchase Right Credit Memoranda. In the event that Customer exercises Purchase Right Aircraft as defined in the Purchase Rights Letter, including the [***] Purchase Right Aircraft to be purchased pursuant to Supplemental Agreement No. 6 to the Purchase Agreement, Boeing will provide to Customer the following credit memoranda.

1.4.1[***].

1.4.2[***].

1.4.3[***].

1.5[***].

1.6[***].
Table 1
[***]

1.7[***].
Table 2
[***]

1.8[***].

1.9[***].

1.10[***].

1.11[***].

2.Business Considerations Under Supplemental Agreement No. 4.

2.1Not Used.
                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
2.2Not Used.
2.3[***].
3.Assignment. Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement and the Credit Memoranda described herein cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.Confidentiality. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

HAWAIIAN AIRLINES, INC.

By

Its

                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

HWI-PA-04749-LA-1708019R2

Hawaiian Airlines, Inc.
Honolulu International Airport
PO Box 30008
Honolulu, HI 96820-0008

Subject:    [***] Program

References:    a) Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
b) Customer Services General Terms Agreement No. 2A (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing understands that Customer’s [***]. In consideration of Customer purchasing and taking delivery of the Aircraft in accordance with the Purchase Agreement, Boeing is pleased to offer to Customer [***].

Each Aircraft listed in Table 1 as of the date of signing of this Letter Agreement will be covered by this [***] Program (Program Aircraft).

1.[***] Program Description and Requirements.

1.1Under the [***] Program, at delivery of each Program Aircraft Boeing will provide [***].

1.2[***].

2.[***].

[***].
2.1[***].

2.2[***].

2.2.1[***]; and
                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 1
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
2.2.2[***].

3.Removal of a Program Aircraft.

3.1Should a Program Aircraft cease to be operated by Customer due to sale, lease or any other disposition (Departing Aircraft), Customer will make reasonable efforts to notify Boeing no later than [***] days prior to such disposal event.

3.2[***].

3.2.1[***].

4.Term.

[***].

5.Termination of the [***] Program.

[***]. In such case Customer remains obligated to pay any outstanding invoices.

6.Regulatory Agency Approval.

6.1[***].

6.2[***].

7.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

8.Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

Very truly yours,
                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

HAWAIIAN AIRLINES, INC.

By

Its

                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

HWI-PA-04749-LA-1708022R2

Hawaiian Airlines, Inc.
Honolulu International Airport
PO Box 30008
Honolulu, HI 96820-0008

Subject:    Cap and Share Escalation Program

Reference:    Purchase Agreement No. 04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.Definitions.

Airframe Price Adjustment means the price adjustment as defined in Supplemental Exhibit AE1 to the Purchase Agreement.

Capped Period means the period beginning [***] and continuing through [***] (or, if later, the latest scheduled delivery month which may apply to the Aircraft following the exercise of any slide rights pursuant to LA-1707961R3).

Escalation Forecast means the bi-annual escalation forecast Boeing issues in February and August based on Boeing’s then current ECI-W/ICI escalation formula.

Escalation Notice means the written communication from Boeing to Customer in accordance with Article 3.

Program Aircraft means each Aircraft in Table 1 of the Purchase Agreement as of the date of this Letter Agreement and any exercised Option or Purchase Right Aircraft scheduled to deliver within the Capped Period.

Sharing Rate means the Threshold Cap factor plus [***] ([***]%) of [***]. The Sharing Rate factor will never exceed [***].

Threshold Cap means [***] as set forth in Attachment B.

Midpoint Limit means [***] as set forth in Attachment B.
                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 1
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
Upper Limit means [***] as set forth in Attachment B.

2.Applicability.

Notwithstanding any other provision of the Purchase Agreement, the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft during the Capped Period will be determined in accordance with this Letter Agreement.

3.Notice of Airframe Price Forecast prior to Delivery.

3.1Between [***] and [***] months prior to a Program Aircraft scheduled delivery month, Boeing will review the Escalation Forecast [***] in accordance with Attachment A. The Escalation Forecast period applicable to a given Program Aircraft is set forth in Attachment A.

3.2If the Escalation Forecast projects that the escalation factor used in the Airframe Price Adjustment will be greater than the Upper Limit factor for the scheduled delivery month of a given Program Aircraft, then the Escalation Notice will, in Boeing's sole discretion, either:

3.2.1[***] or

3.2.2provide Customer with the option of either:

(i)    [***].

(ii)    [***].

3.3If Boeing provides Customer the options described in Article 3.2.2, then Customer will notify Boeing in writing of its election of 3.2.2(i) or 3.2.2(ii) within [***] business days of its receipt of such Escalation Notice from Boeing.

3.3.1If Customer elects option 3.2.2(ii), then the parties will have up to [***] calendar days to [***] for the specific Program Aircraft. If after [***] calendar days, the parties fail to [***], Customer may [***]. If Customer elects to [***], in accordance with this Article, then:

(i)    [***], and

(ii)    [***].

3.3.2[***].

3.3.3[***]

3.4[***].
                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
4.Airframe Price Adjustment at Delivery.

4.1[***]:

4.1.1[***].

4.1.2[***].

4.1.3[***].

4.2[***].

5.Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement are unaffected by any terms set forth in this Letter Agreement.

6.Applicability to Other Financial Consideration.

[***].

7.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

8.Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

HAWAIIAN AIRLINES, INC.

By

Its

                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
ATTACHMENT A

ESCALATION FORECAST & ESCALATION NOTICE DATE

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

                                                 SA-6
HWI-PA-04749-LA-1707966R1                             Page 5
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
ATTACHMENT B

CUMULATIVE ANNUAL ESCALATION FACTORS – [***]

BASE YEAR

Delivery Date	[***]% Escalation Factors	[***]% Escalation Factors	[***]% Escalation Factors	[***]% Escalation Factors
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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HWI-PA-04749-LA-1707966R1                             Page 6
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

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HWI-PA-04749-LA-1707966R1                             Page 7
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

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HWI-PA-04749-LA-1707966R1                             Page 8
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

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HWI-PA-04749-LA-1707966R1                             Page 9
BOEING PROPRIETARY